UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

August 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2008. The net asset values per share at that date were $13.40, $13.37 and $13.41 for Class A, Class C and Class I shares, respectively. In addition, a distribution was declared for shareholders of record on June 27, 2008 and paid on June 30, 2008 to all three classes of shares. The distribution was as follows: Class A—$0.144 per share; Class C—$0.089 per share and Class I—$0.172 per sharea.

The total returns, including income and change in net asset value, for the fund and the comparative benchmarks were:

Six Months Ended June 30, 2008
Cohen & Steers International Realty Fund—Class A	–16.24%
Cohen & Steers International Realty Fund—Class C	–16.56%
Cohen & Steers International Realty Fund—Class I	–16.11%
S&P/Citigroup BMI World Property Index (ex.-U.S.)[b]	–19.14%
S&P 500 Index[b]	–11.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares, respectively. If such charges were included, returns would have been lower.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b  The S&P/Citigroup BMI World Property Index (excluding U.S.) is an unmanaged portfolio of approximately 336 constituents from 23 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Investment Review

International real estate securities and stocks generally reported negative returns in the period, due to concerns about the global economy and the ongoing credit crunch. While stocks performed well in March and April—investors' risk aversion had moderated somewhat after the U.S. Federal Reserve announced it would help JPMorgan Chase acquire Bear Stearns—this was quickly reversed. Surging oil prices in early June contributed to fears of global stagflation, an unwelcome mix of inflation and slowing economic growth.

Asia Pacific led the decline

Asia Pacific real estate securities underperformed in the six-month period. While Asia Pacific's markets were strong through much of 2007, it became apparent that the region was not immune to the economic and credit worries that weighed on U.S. and European financial markets last year. Asia Pacific "recoupled" in early 2008 and fell sharply.

Hong Kong's (–28.5%)1 poor performance reflected concerns of further economic tightening measures in China and the end of interest-rate cuts in the United States (Hong Kong's currency is tied to the U.S. dollar). The possibility of interest-rate increases weighed heavily on the market's property development companies, as investors discounted their weaker growth potential.

Japan (–18.6%) struggled amid an increasingly uncertain U.S. economic outlook and a stronger yen, which hindered exports. Real estate fundamentals were mixed; central Tokyo's office market remained firm, but condominium markets weakened.

Singapore (–17.8%) declined as inflation rose to a 26-year high (7.5%). The economy showed signs of softening; non-oil domestic exports data, which tend to be volatile, declined late in the period, although domestic demand remained healthy.

Australia (–33.3%) underperformed, at first due to the lingering effect of Centro Property Group's inability to refinance debt in late 2007. The market remained under pressure amid concerns over rising cap rates, restrictive monetary policy and the potential for dividend cuts as real estate companies deleverage.

The Bank of England focused on inflation

After posting one of its best months on record in January, the United Kingdom (–21.7%) sold off amid concerns about inflation, financial sector layoffs, a deteriorating housing market and a pullback in bank lending. The Bank of England (BOE) lowered the base interest rate 25 basis points in February and April, to 5.0%, before signaling in May that additional reductions were unlikely until inflation moderates back toward the 2% target level. Property stocks, which had already turned down by March—largely on the negative outlook for financial services industry employment and its impact on demand for central London office space—sold off sharply following the BOE announcement.

1  Country returns are in local currencies as measured by S&P/Citigroup BMI World Property Index (ex-U.S.).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Inflation pressures rose on the continent

France (–7.9%) declined but outperformed the benchmark, largely due to strength within retail real estate securities; investors were attracted to mall owners' relatively low debt levels and well-regarded management teams.

The Netherlands (–10.4%) also outperformed as investors were initially attracted to its mall companies for their defensive characteristics: minimal development, high occupancies, rising rents and conservative financing. A strong performer for most of the period, Dutch property stocks sold off over the last two months after IEF Capital NV withdrew its bid for VastNed Retail NV in May, citing difficult market conditions.

Germany (–31.4%) retreated on concerns about highly leveraged companies. Nevertheless, the German economy exceeded expectations; first-quarter GDP increased 1.5%, more than double the forecast.

Sweden (–17.7%) was a top performer early in the period, but sold off following a 25-basis-point increase in its benchmark interest rate, to 4.25%, in late February. Most Swedish property companies have variable-rate debt in their capital structure and are vulnerable to rate increases.

Switzerland (+6.7%) was Europe's best performer during the period, as defensive-minded investors bid up share prices.

Global Real Estate Securities: Total Returns in Local Currencies
June 30, 2008

Country returns are in local currencies as measured by the S&P/Citigroup BMI World Property Index.

The fund outperformed in a negative environment

The fund declined in the period, although it outperformed its benchmark, due largely to stock selection in Asia Pacific. Our underweight in Australia and decision not to own Centro Properties—whose stock declined more than 70% in the period—helped relative return. In Japan, our overweight position and stock selection contributed to relative performance. Stock selection in Hong Kong provided an assist, as we reduced our exposure to Hong Kong and Chinese developers in anticipation of a more difficult environment for these companies in the face of tight Chinese policies and higher interest rates. Our overweight in Hong Kong, however, diminished the full benefit of our favorable stock selection.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Stock selection and our overweight in France also provided a boost to relative return as investors were attracted to French property companies that own first-tier retail assets. These companies profited from robust consumer demand, inflation-indexed leases and proposed tax cuts.

Our underweights in Singapore, Switzerland and the Netherlands detracted from performance and reflected our view that current valuations in these markets were unfavorable relative to their total return prospects. Stock selection in Singapore also hampered performance, as did our underweights in Austria and Canada. We were underweight Austria because of continued concerns about corporate governance and balance sheet issues.

Investment Outlook

The risks posed by global inflation took center stage in the second quarter, broadening the range of possible economic outcomes. While we believe that much of the associated risk has been factored into stock prices, volatility surrounding the credit crisis is likely to persist through 2008.

International valuations are compelling

International real estate securities are trading at compelling discounts to our estimates of their underlying asset values. Asia Pacific finished the period at a 23% discount to net asset value, while Europe, including the United Kingdom, was at a 27.4% discount. Over the next year, we expect European real estate securities to see earnings growth in the 5% to 7% range and Asia Pacific in the 7% to 8% range.

Asia Pacific could face new headwinds

The end of the easing cycle in the United States means that Hong Kong's interest rates have also stopped declining, removing what had been a catalyst for its strong property market. Decelerating growth in China is another concern. We believe that Japanese developers' stocks and certain J-REITs offer attractive valuations.

We remain generally cautious toward Singapore and Australia. As a small market that is dependent on exports as a growth engine, Singapore is vulnerable to a global economic slowdown and increasing inflation. Australia faces headwinds in the form of rising inflation, slowing economic growth and property valuation declines.

Pressure on Europe persists

U.K. property fundamentals are trending down, as evidenced by landlords offering incentives to tenants, and are not likely to rebound soon. London's West End office market, which had been more resilient than the City because of its diverse tenant base, is softening.

Germany's economy has slowed, but it will likely outperform in 2008 due to its low reliance on external financing and low, stable household debt levels. The country's office market is one of Europe's most solid, although the tight credit environment will be difficult for companies with higher leverage.

France alone is likely to enjoy a fiscal boost in 2008. A €9 billion tax cut, expected later this year, will put more cash in the hands of French consumers.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Companies we favor include retail property companies, which typically have inflation pass-through provisions in their leases, and self storage companies, whose short-term leases allow for frequent mark-to-market increases. Our focus remains on financially stronger companies whose business models, in our view, can be sustained despite a challenging environment.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	W. JOSEPH HOULIHAN

Portfolio Manager	Portfolio Manager

GERIOS J.M. ROVERS	SCOTT CROWE

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For the Periods Ended June 30, 2008

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–25.00%[a]	–22.78%[b]	—
1 Year (without sales charge)	–21.47%	–22.00%	–21.19%
Since Inception[c] (with sales charge)	7.96%[a]	8.81%	—
Since Inception[c] (without sales charge)	9.50%	8.81%	9.88%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2008 prospectuses were as follows: Class A—1.46%; Class C—2.12% and Class I—1.12%.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1%.

c  Inception dates: March 31, 2005 for Class A, C and I, respectively.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008—June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period* January 1, 2008– June 30, 2008
Class A
Actual (–16.24% return)	$1,000.00	$837.60	$6.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.26	$7.67
Class C
Actual (–16.56% return)	$1,000.00	$834.40	$9.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.02	$10.92
Class I
Actual (–16.11% return)	$1,000.00	$838.90	$5.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.00	$5.92

*  Expenses are equal to the fund's Class A, Class C and Class I annualized expense ratio of 1.53%, 2.18%, and 1.18%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

JUNE 30, 2008

Top Ten Long-Term Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Mitsubishi Estate Co., Ltd.	$213,705,439	7.7%
Mitsui Fudosan Co., Ltd.	213,470,000	7.7
Unibail-Rodamco	211,232,979	7.6
Westfield Group	179,280,376	6.5
Land Securities Group PLC	124,667,467	4.5
Hongkong Land Holdings Ltd. (USD)	106,017,261	3.8
Sun Hung Kai Properties Ltd.	98,439,286	3.6
Cheung Kong Holdings Ltd.	79,335,353	2.9
Sumitomo Realty & Development Co., Ltd.	77,337,854	2.8
Henderson Land Development Company Ltd.	58,381,700	2.1

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

		Number of Shares	Value
COMMON STOCK	96.0%
AUSTRALIA	13.2%
DIVERSIFIED	4.3%
Dexus Property Group		26,532,455	$35,100,752
GPT Group		4,796,110	10,207,092
Mirvac Group		14,246,272	40,425,262
Stockland		6,528,227	33,732,141
			119,465,247
INDUSTRIAL	0.5%
Macquarie Goodman Group		4,364,020	12,927,219
OFFICE	1.5%
Commonwealth Property Office Fund		21,560,381	25,526,030
Tishman Speyer Office Fund		12,482,375	16,393,727
			41,919,757
RETAIL	6.9%
CFS Gandel Retail Trust		6,739,860	11,953,154
Westfield Group		11,487,313	179,280,376
			191,233,530
TOTAL AUSTRALIA			365,545,753
AUSTRIA	0.3%
DIVERSIFIED
CA Immobilien Anlagen AGa		431,977	9,052,486
CANADA	3.0%
DIVERSIFIED	0.6%
Canadian REIT		597,634	17,154,797
OFFICE	0.9%
Brookfield Properties Corp.		1,399,977	24,905,591
RESIDENTIAL	0.8%
Boardwalk REIT		625,370	23,396,946
RETAIL	0.6%
Primaris Retail REIT		899,258	16,147,312

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
SPECIALTY	0.1%
Timberwest Forest Corp		194,600	$2,624,056
TOTAL CANADA			84,228,702
CHINA	0.7%
DIVERSIFIED	0.4%
New World China Land Ltd.		21,749,688	11,269,196
RESIDENTIAL	0.3%
Country Garden Holdings Co.		10,674,183	6,926,976
TOTAL CHINA			18,196,172
FINLAND	0.6%
OFFICE	0.1%
Sponda Oyj		187,420	1,631,813
RETAIL	0.5%
Citycon Oyj		2,685,973	13,574,875
TOTAL FINLAND			15,206,688
FRANCE	10.0%
DIVERSIFIED	9.0%
ICADE		323,956	37,810,219
Unibail-Rodamco		913,170	211,232,979
			249,043,198
OFFICE	0.2%
Societe Immobiliere de Location pour L'Industrie et le Commerce (Silic)		53,655	6,741,278
RETAIL	0.8%
Klepierre		106,932	5,387,495
Mercialys Promesse		347,421	15,283,106
			20,670,601
TOTAL FRANCE			276,455,077
GERMANY	0.5%
OFFICE	0.3%
Alstria Office AG		565,026	9,340,861

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	0.2%
Deutsche Wohnen AGa		333,639	$5,027,104
TOTAL GERMANY			14,367,965
HONG KONG	19.1%
DIVERSIFIED	14.7%
Cheung Kong Holdings Ltd.		5,885,800	79,335,353
Chinese Estates Holdings Ltd.		9,619,000	14,803,681
Great Eagle Holdings Ltd.		17,364,626	51,221,443
Henderson Land Development Company Ltd.		9,366,599	58,381,700
Hysan Development Company Ltd.		17,542,929	48,147,575
Kerry Properties Ltd.		4,989,731	26,205,327
Sino Land Co., Ltd.		8,307,183	16,513,686
Sun Hung Kai Properties Ltd.		7,254,780	98,439,286
Wharf Holdings Ltd.		3,405,863	14,261,621
			407,309,672
HOTEL	0.6%
Shangri-La Asia Ltd.		6,606,291	15,420,116
OFFICE	3.8%
Hongkong Land Holdings Ltd. (USD)		25,004,071	106,017,261
TOTAL HONG KONG			528,747,049
ITALY	0.6%
DIVERSIFIED	0.4%
Beni Stabili S.p.A.		10,409,298	10,325,026
RETAIL	0.2%
Immobiliare Grande Distribuzione		1,950,784	5,774,258
TOTAL ITALY			16,099,284
JAPAN	25.0%
DIVERSIFIED	21.3%
Heiwa Real Estate Co., Ltd.		3,205,000	15,876,348
Kenedix Realty Investment Corp.		5,345	31,712,106
Mitsubishi Estate Co., Ltd.		9,338,400	213,705,439

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
Mitsui Fudosan Co., Ltd.		9,985,600	$213,470,000
NTT Urban Development Corp.		17,637	23,087,470
Sumitomo Realty & Development Co., Ltd.		3,892,000	77,337,854
Tokyo Tatemono Co., Ltd.		2,291,000	14,822,404
			590,011,621
OFFICE	1.7%
Japan Real Estate Investment Corp.		2,771	29,227,480
Mori Hills REIT Investment Corp.		406	1,938,523
Nomura Real Estate Office Fund		2,226	16,749,767
			47,915,770
RETAIL	2.0%
AEON Mall Co., Ltd.		1,218,875	36,043,391
Japan Retail Fund Investment Corp.		3,150	18,155,107
			54,198,498
TOTAL JAPAN			692,125,889
NETHERLANDS	3.6%
OFFICE	0.3%
VastNed Offices/Industrial NV		327,185	8,932,471
RETAIL	3.3%
Corio NV		643,444	50,278,718
Eurocommercial Properties NV		870,615	41,492,322
			91,771,040
TOTAL NETHERLANDS			100,703,511
NORWAY	0.4%
OFFICE
Norwegian Property ASA		2,188,203	10,182,284

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
SINGAPORE	4.3%
DIVERSIFIED	3.4%
CapitaLand Ltd.		12,162,000	$50,952,482
Keppel Land Ltd.		8,860,000	32,299,879
Suntec Real Estate Investment Trust		9,469,000	9,465,172
			92,717,533
OFFICE	0.9%
CapitaCommercial Trust		18,290,000	25,676,308
TOTAL SINGAPORE			118,393,841
SWEDEN	0.5%
DIVERSIFIED
Castellum AB		1,085,095	10,360,063
Fabege AB		583,053	3,901,574
			14,261,637
SWITZERLAND	0.2%
OFFICE
PSP Swiss Property AGa		83,768	4,977,454
UNITED KINGDOM	14.0%
DIVERSIFIED	6.2%
British Land Co., PLC		3,417,158	48,223,797
Land Securities Group PLC		5,080,260	124,667,467
			172,891,264
INDUSTRIAL	1.3%
Brixton PLC		2,856,598	13,684,240
Segro PLC		2,805,705	21,990,912
			35,675,152
OFFICE	3.1%
Derwent London PLC		2,156,060	43,289,031
Great Portland Estates PLC		6,237,636	42,025,639
			85,314,670

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
RETAIL	2.5%
Hammerson PLC		2,259,607	$40,169,611
Liberty International PLC		1,753,362	30,104,772
			70,274,383
SELF STORAGE	0.9%
Safestore Holdings Ltd.		8,294,575	24,493,189
TOTAL UNITED KINGDOM			388,648,658
TOTAL COMMON STOCK (Identified cost—$2,895,698,267)			2,657,192,450
		Number of Rights
RIGHTS	0.0%
NORWAY
Norwegian Property ASA[a] (Identified cost—$0)		2,178,170	34,213
		Principal Amount
COMMERCIAL PAPER	3.8%
Prudential Funding LLC, 1.05%, due 7/1/08		$39,464,000	39,464,000
San Paolo US Financial, 1.05%, due 7/1/08		64,000,000	64,000,000
TOTAL COMMERCIAL PAPER (Identified cost—$103,464,000)			103,464,000
TOTAL INVESTMENTS (Identified cost—$2,999,162,267)	99.8%		2,760,690,663
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		6,233,442
NET ASSETS	100.0%		$2,766,924,105

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the fund.

a  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,999,162,267)	$2,760,690,663
Foreign currency, at value (Identified cost—$2,817,879)	2,820,195
Receivable for investment securities sold	46,009,668
Receivable for fund shares sold	12,066,911
Dividends receivable	10,913,974
Other assets	16,463
Total Assets	2,832,517,874
LIABILITIES:
Payable for investment securities purchased	43,103,757
Payable for fund shares redeemed	11,094,153
Payable for dividends declared	7,850,944
Payable for investment advisory fees	2,217,231
Payable for administration fees	147,832
Payable for distribution fees	88,176
Payable for shareholder servicing fees	31,292
Payable for directors' fees	4,543
Other liabilities	1,055,841
Total Liabilities	65,593,769
NET ASSETS	$2,766,924,105
NET ASSETS consist of:
Paid-in-capital	$3,622,899,576
Dividends in excess of net investment income	(138,858,512)
Accumulated net realized loss	(478,694,230)
Net unrealized depreciation	(238,422,729)
$2,766,924,105

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2008 (Unaudited)

CLASS A SHARES:
NET ASSETS	$1,034,556,445
Shares issued and outstanding ($0.001 par value common stock outstanding)	77,233,758
Net asset value and redemption price per share	$13.40
Maximum offering price per share ($13.40 ÷ 0.955)[a]	$14.03
CLASS C SHARES:
NET ASSETS	$720,531,068
Shares issued and outstanding ($0.001 par value common stock outstanding)	53,908,113
Net asset value and offering price per share[b]	$13.37
CLASS I SHARES:
NET ASSETS	$1,011,836,592
Shares issued and outstanding ($0.001 par value common stock outstanding)	75,468,653
Net asset value, offering, and redemption price per share	$13.41

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividend income (net of $6,650,524 of foreign withholding tax)	$53,457,045
Interest income	581,872
Total Income	54,038,917
Expenses:
Investment advisory fees	14,597,472
Distribution fees—Class A	1,545,936
Distribution fees—Class C	3,325,904
Shareholder servicing fees—Class A	618,374
Shareholder servicing fees—Class C	1,108,635
Custodian fees and expenses	1,626,500
Administration fees	1,281,700
Transfer agent fees and expenses	1,171,258
Shareholder reporting expenses	145,336
Registration and filing fees	124,710
Professional fees	95,040
Line of credit fees	42,350
Directors' fees and expenses	27,188
Miscellaneous	82,816
Total Expenses	25,793,219
Net Investment Income	28,245,698
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(348,172,616)
Foreign currency transactions	(993,248)
Net realized loss	(349,165,864)
Net change in unrealized appreciation on:
Investments	(250,381,705)
Foreign currency translations	49,213
Net change in unrealized appreciation	(250,332,492)
Net realized and unrealized loss	(599,498,356)
Net Decrease in Net Assets Resulting from Operations	$(571,252,658)

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$28,245,698	$47,040,756
Net realized gain (loss)	(349,165,864)	37,634,580
Net change in unrealized appreciation	(250,332,492)	(394,219,779)
Net decrease in net assets resulting from operations	(571,252,658)	(309,544,443)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(11,031,988)	(85,498,592)
Class C	(4,782,400)	(53,461,452)
Class I	(12,841,888)	(66,495,517)
Net realized gain on investments:
Class A	—	(46,125,099)
Class C	—	(33,340,919)
Class I	—	(34,900,639)
Total dividends and distributions to shareholders	(28,656,276)	(319,822,218)
Capital Stock Transactions:
Increase (decrease) in net assets from fund share transactions	(319,236,367)	1,994,884,224
Total increase (decrease) in net assets	(919,145,301)	1,365,517,563
Net Assets:
Beginning of period	3,686,069,406	2,320,551,843
End of period[a]	$2,766,924,105	$3,686,069,406

a  Includes dividends in excess of net investment income of $138,858,512 and $138,447,934, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30,	For the Year Ended December 31,		For the Period March 31, 2005[a] through
Per Share Operating Performance:	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$16.17	$18.48	$13.28	$11.46
Income from investment operations:
Net investment income[c]	0.13	0.25	0.20 [b]	0.07
Net realized and unrealized gain (loss) on investments	(2.76)	(1.09)	5.59	1.86
Total from investment operations	(2.63)	(0.84)	5.79	1.93
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.95)	(0.50)	(0.06)
Net realized gain on investments	—	(0.53)	(0.09)	(0.05)
Total dividends and distributions to shareholders	(0.14)	(1.48)	(0.59)	(0.11)
Redemption fees retained by the fund	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(2.77)	(2.31)	5.20	1.82
Net asset value, end of period	$13.40	$16.17	$18.48	$13.28
Total investment return[e]	–16.24%[f]	–4.64%	43.88%	16.88%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,034.6	$1,475.2	$921.0	$91.6
Ratio of expenses to average daily net assets (before expense reduction)	1.53%[g]	1.46%	1.61%	1.86%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.53%[g]	1.46%	1.61%	1.70%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.76%[g]	1.31%	1.26%	0.56%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.76%[g]	1.31%	1.26%	0.72%[g]
Portfolio turnover rate	35%[f]	67%	30%	35%[f]

a  Commencement of operations.

b  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

c  Calculation based on average shares outstanding.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Unaudited) (Continued)

	Class C
	For the Six Months Ended June 30,	For the Year Ended December 31,		For the Period March 31, 2005[a] through
Per Share Operating Performance:	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$16.13	$18.44	$13.26	$11.46
Income from investment operations:
Net investment income[c]	0.08	0.12	0.10 [b]	0.01
Net realized and unrealized gain (loss) on investments	(2.75)	(1.07)	5.58	1.87
Total from investment operations	(2.67)	(0.95)	5.68	1.88
Less dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.84)	(0.41)	(0.03)
Net realized gain on investments	—	(0.53)	(0.09)	(0.05)
Total dividends and distributions to shareholders	(0.09)	(1.37)	(0.50)	(0.08)
Redemption fees retained by the fund	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(2.76)	(2.31)	5.18	1.80
Net asset value, end of period	$13.37	$16.13	$18.44	$13.26
Total investment return[e]	–16.56%[f]	–5.23%	42.99%	16.37%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$720.5	$1,074.9	$688.1	$61.4
Ratio of expenses to average daily net assets (before expense reduction)	2.18%[g]	2.12%	2.26%	2.50%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.18%[g]	2.12%	2.26%	2.35%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.10%[g]	0.63%	0.63%	(0.09)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.10%[g]	0.63%	0.63%	0.07%[g]
Portfolio turnover rate	35%[f]	67%	30%	35%[f]

a  Commencement of operations.

b  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

c  Calculation based on average shares outstanding.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Unaudited) (Continued)

	Class I
	For the Six Months Ended June 30,	For the Year Ended December 31,		For the Period March 31, 2005[a] through
Per Share Operating Performance:	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$16.19	$18.50	$13.28	$11.46
Income from investment operations:
Net investment income[c]	0.17	0.30	0.26 [b]	0.11
Net realized and unrealized gain (loss) on investments	(2.78)	(1.08)	5.59	1.85
Total from investment operations	(2.61)	(0.78)	5.85	1.96
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(1.01)	(0.54)	(0.09)
Net realized gain on investments	—	(0.53)	(0.09)	(0.05)
Total dividends and distributions to shareholders	(0.17)	(1.54)	(0.63)	(0.14)
Redemption fees retained by the fund	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(2.78)	(2.31)	5.22	1.82
Net asset value, end of period	$13.41	$16.19	$18.50	$13.28
Total investment return	–16.11%[e]	–4.32%	44.45%	17.14%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,011.8	$1,136.0	$711.5	$150.2
Ratio of expenses to average daily net assets (before expense reduction)	1.18%[f]	1.12%	1.25%	1.57%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.18%[f]	1.12%	1.25%	1.35%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	2.20%[f]	1.61%	1.60%	1.00%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.20%[f]	1.61%	1.60%	1.22%[f]
Portfolio turnover rate	35%[e]	67%	30%	35%[e]

a  Commencement of operations.

b  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

c  Calculation based on average shares outstanding.

d  Amount is less than $0.005.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The authorized shares of the fund are divided into three classes designated Class A, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the fund's investments carried at value:

		Fair Value Measurements at June 30, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$2,760,690,663	$2,657,226,663	$103,464,000	$—

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the fund up to and including $1.5 billion and 0.85% of the average daily net asset above $1.5 billion.

Under subadvisory agreements between the advisor and Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisors 27.5%, 10.0% and 10.0%, respectively, of the advisory fee received by the advisor from the fund. For the six months ended June 30, 2008, the advisor paid the subadvisors $4,014,305, $1,459,747 and $1,459,747, respectively.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily net assets. For the six months ended June 30, 2008, the fund paid the advisor $977,758 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the six months ended June 30, 2008, the fund has been advised that the distributor received $47,691 in sales commissions from the sale of Class A shares and that the distributor also received $36,031 and $324,983 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on Class A and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of Class A and C shares, including payments to dealers and other financial intermediaries for selling Class A and C shares and interest and other financing costs associated with Class A and C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $23,172 from the fund for the six months ended June 30, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2008 totaled $1,121,297,247 and $1,514,308,759, respectively.

Note 4. Income Tax Information

As of June 30, 2008, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$90,970,370
Gross unrealized depreciation	(329,441,974)
Net unrealized depreciation	$(238,471,604)
Cost for federal income tax purposes	$2,999,162,267

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 800 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Six Months Ended June 30, 2008		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
CLASS A:
Sold	10,750,704	$163,028,024	79,760,136	$1,527,023,383
Issued as reinvestment of dividends and distributions	536,316	7,173,481	4,669,290	78,131,752
Redeemed	(25,261,616)	(381,987,581)	(43,058,128)	(784,608,763)
Redemption fees retained by the fund[a]	—	53,958	—	702,722
Net increase (decrease)	(13,974,596)	$(211,732,118)	41,371,298	$821,249,094
CLASS C:
Sold	3,183,662	$47,947,773	41,585,208	$793,585,391
Issued as reinvestment of dividends and distributions	170,125	2,269,497	2,352,429	38,981,598
Redeemed	(16,100,421)	(241,913,941)	(14,601,000)	(265,281,911)
Redemption fees retained by the Fund[a]	—	34,833	—	437,125
Net increase (decrease)	(12,746,634)	$(191,661,838)	29,336,637	$567,722,203
CLASS I:
Sold	17,033,554	$260,493,959	47,863,396	$910,203,903
Issued as reinvestment of dividends and distributions	838,460	11,253,624	5,298,020	88,700,679
Redeemed	(12,547,394)	(187,621,767)	(21,479,393)	(393,408,035)
Redemption fees retained by the fund[a]	—	31,773	—	416,380
Net increase	5,324,620	$84,157,589	31,682,023	$605,912,927

a  The fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2008. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2008, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years beginning after November 15, 2008.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment advisory and subadvisory agreements (collectively, the "Investment Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on June 11-12, 2008, the Investment Advisory Agreements were discussed and were unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Advisory Agreements, the board reviewed materials provided by the fund's investment manager (the "Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Advisor, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered information provided from time to time by the Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(i) The nature, extent and quality of services to be provided by the Advisory: The board reviewed the services that the Investment Manager provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Advisor to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Advisor, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Advisor are adequate and appropriate.

(ii) Investment performance of the fund and the Advisor: The board considered the investment performance of the fund compared to Peer Funds and compared to a relevant benchmark. The board noted that the fund outperformed the median of the Peer Funds and benchmark during the one-year period. The fund underperformed the benchmark and was at the median for the Peer Funds for the three-year period. In particular, the board noted that among the Peer Funds, the fund ranked in the first quartile among its Peer Funds for the one-year period. The board also considered the Advisor's performance in managing other global real estate funds. The board then determined that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the board considered the advisory fees, noting that sub-advisory fees are paid by the Advisor, and administrative fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense analyses provided by the independent data provider. The board noted that the advisory fee was at the median for the Peer Funds and that the total expense ratio (on a gross and net basis) was slightly lower than the Peer Funds' median. The board further noted that the administrative fees payable by the fund were below the Peer Funds' median. In light of the considerations above, the board concluded that the fund's expense structure was competitive in the peer group.

The board also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The board took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Advisor under the Administration Agreement, but

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the fund's advisory fee schedule contained a breakpoint once the fund's assets reached $1.5 billion. The board considered the fund's asset size and determined that there were economies of scale being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) (i) and (iii), the board compared both the services rendered and the fees paid under the Investment Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board also compared both the services rendered and the fees paid under the Investment Advisory Agreement to the Advisor's other fund advisory agreements as well as the profitability under the Investment Advisory Agreement to the Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The board determined that on a comparative basis the fees under the Investment Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—IRFAX
C—IRFCX
I— IRFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2008

IRFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date:	August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza

	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	August 27, 2008